UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 22, 2017

HERON LAKE BIOENERGY, LLC
(Exact name of small business issuer as specified in its charter)

Minnesota	000-51825	41-2002393
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

91246 390th Avenue, Heron Lake, MN	56137-1375
(Address of principal executive offices)	(Zip Code)

(507) 793-0077
(Issuer's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Current Report on Form 8-K/A (the “Amendment”) amends the Current Report on Form 8-K that was filed by Heron Lake BioEnergy, LLC (the “Company”) on March 29, 2017 (the “Original Filing”). Exhibit 3.1 to the Original Filing, the Second Amendment to the Member Control Agreement, was inadvertently left out of the filing. The sole purpose of this Amendment is to correct Exhibit 3.1. Other than as set forth in this Explanatory Note, this Form 8-K/A does not amend any other items in the Original Filing.

ITEM 5.07 - SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

On March 23, 2016, the Company held its 2016 Annual Meeting of Members (the “Annual Meeting”) for the purpose of voting on three proposals to the members. Of the Company’s 77,895,619 Class A and Class B units issued, outstanding and entitled to vote at the Annual Meeting, 56,254,778 Class A and Class B units, or 72.2% of the total units, were present either in person or by proxy.  As a result, a quorum was present to conduct business at the Annual Meeting.

The following describes the matters considered by the Company’s members at the Annual Meeting, as well as the final results of the votes cast at the meeting. Votes were solicited in person and by proxy.

Proposal 1: Advisory Vote On Executive Compensation (Say-On-Pay)

The compensation of our executives was approved by the members. The votes for Say-On-Pay were as follows:

For	Against	Abstain
53,761,365	2,106,863	386,550

The Company anticipates that the next present the Say-on-Pay vote will be presented to the members at the 2020 Annual Member Meeting.

Proposal 2: Election of One Governor

The second matter voted upon by the members at the Annual Meeting was the election of one governor to serve for a term of three years, or until a successor has been elected and qualified or such governor’s earlier death, resignation or removal.

With respect to Proposal 2, Class A and Class B units held by members entitled to appoint one or more governors under the Company’s Member Control Agreement are not entitled to vote. Therefore, of the total units present in person or by proxy at the meeting, 16,833,829 units were entitled to vote on Proposal 2.

There was one nominee for the governor position, incumbent Michael Kunerth. The votes for the nominee were as follows:

Name	For	Withhold / Abstain
Michael Kunerth	15,976,036	857,793

As a result, Mr. Kunerth was re-elected as governor of the Company to serve a three-year term expiring at the 2020 Annual Meeting or until his successor has been elected and qualified or his earlier death, resignation or removal.

Proposal 3: Amendments to the Member Control Agreement

The third proposal voted upon by the members at the Annual Meeting was to approve changes to the Company's Member Control Agreement of Heron Lake BioEnergy, LLC, as amended through August 30, 2011, and as further amended by that certain First Amendment to the Member Control Agreement (collectively referred to as the “Member Control Agreement”), to: (a) “opt-in” and elect governance under the Minnesota Revised Uniform Limited Liability Company Act (the “New LLC Act”) and make related definition revisions and consistency and wording changes to the Member Control Agreement; and (b) adopt certain tax audit procedures to be consistent with recent IRS regulatory changes to large partnership audit procedures. The proposal was approved by the necessary vote of the members, with voting results as follows:

For	Against	Abstain
54,932,402	575,376	747,000

The Company’s Second Amendment to the Member Control Agreement is attached hereto as Exhibit 3.1.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a)	None.

(b)	None.

(c)	None.

(d)	Exhibits

Exhibit No.Description

3.1Second Amendment to the Member Control Agreement, as amended August 30, 2011, and as further amended by that certain First Amendment to the Member Control Agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HERON LAKE BIOENERGY, LLC

Date: March 29, 2017	/s/ Stacie Schuler
Stacie Schuler, Chief Financial Officer